                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2002

                          KONOVER PROPERTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                                  1-11998                          56-1819372
 (State or other jurisdiction of          (Commission File Number)       (I.R.S. Employer Identification No.)
 incorporation or organization)

 3434 Kildaire Farm Road
       Suite 200
   Raleigh, North Carolina                       (919) 372-3000                         27606
(Address of principal executive offices)    (Registrant's telephone                   (Zip Code)
                                           number, including area code)


                                    No Change

          (Former name or former address, if changed since last report)

                          Konover Property Trust, Inc.

ITEM 2:  Acquisition or Disposition of Assets

     On May 15, 2002, Konover Property Trust, Inc. (the "Company"), through its wholly owned subsidiary Mount Pleasant KPT LLC, closed on the sale of Mount Pleasant Towne Centre, a 426,000 square foot shopping center located in Mount Pleasant, South Carolina, to DRA Advisors, Inc. for approximately $55.3 million, including the assumption of mortgage indebtedness of approximately $45.9 million. The net proceeds from the sale after transaction costs were approximately $9.1 million.

     Reference is made to the Press Release dated May 16, 2002 attached hereto as Exhibit 99.2 and incorporated by reference hereto.

ITEM 7:  Financial Statements and Exhibits

         (a)   Not applicable
         (b)   Pro forma financial information

               . Pro forma Consolidated Balance Sheet as of March 31, 2001 ........  3

               . Notes to Pro forma Consolidated Balance Sheet ....................  4

               . Pro forma Consolidated Statement of Operations for the Three
                 Months Ended March 31, 2002 ......................................  5

               . Pro forma Consolidated Statement of Operations for the Year
                 Ended December 31, 2001 ..........................................  6

               . Notes to Pro forma Consolidated Statements of Operations .........  7

         (c)   Exhibits

               Exhibit Number            Description of Exhibit
               --------------            ----------------------

               Exhibit 99.1 The Agreement for Sale, dated March 15, 2002, by and between Mount Pleasant KPT LLC as seller and DRA Advisors, Inc. as buyer.

               Exhibit 99.2              Press Release issued by the Company on
                                         May 16, 2002.

                      Pro forma Consolidated Balance Sheet
                          Konover Property Trust, Inc.
                              As of March 31, 2002
                             (Amounts in thousands)
                                   (Unaudited)

                                                                              Mount           Pro Forma
                                                        Konover              Pleasant          Konover
                                                        Property              Towne           Property
                                                      Trust, Inc./(a)/       Centre /(b)/    Trust, Inc.
                                                      ---------------------------------------------------
Assets
  Investment in rental property, excluding
       properties held for sale, net                   $   270,281        $        -          $  270,281
    Properties held for sale                                63,107           (53,079)             10,028
    Cash and cash equivalents                               18,316             9,130              27,446
    Restricted cash                                          6,475            (1,484)              4,991
    Accounts receivable, net                                 4,401                 -               4,401
    Deferred charges and other assets                        6,360              (826)              5,534
    Notes receivable                                         2,628                 -               2,628
    Investment in and advances to
       unconsolidated entities                              13,071                 -              13,071
                                                      ---------------------------------------------------
          Total assets                                 $   384,639        $  (46,259)         $  338,380
                                                      ===================================================

Liabilities and Shareholders Equity
    Debt on income properties                          $   229,212        $  (45,946)         $  183,266
    Capital lease obligation                                    74                 -                  74
    Accounts payable and other liabilities                  10,764              (473)             10,291
                                                      ---------------------------------------------------
    Total liabilities                                      240,050           (46,419)            193,631

Minority interests                                           4,952                 -               4,952
                                                      ---------------------------------------------------

Shareholders' equity:
    Convertible preferred stock                             18,679                 -              18,679
    Stock purchase warrants                                      9                 -                   9
    Common stock                                               319                 -                 319
    Additional paid-in capital                             291,045                 -             291,045
    Accumulated deficit                                   (170,359)              160            (170,199)
    Deferred compensation                                      (56)                -                 (56)
                                                      ---------------------------------------------------

       Total shareholders' equity                          139,637               160             139,797
                                                      ---------------------------------------------------

       Total liabilities and
         shareholders' equity                          $   384,639        $  (46,259)         $  338,380
                                                      ===================================================

                  Notes to Pro forma Consolidated Balance Sheet
                          Konover Property Trust, Inc.
                                   (Unaudited)

Basis of Presentation:

         On May 15, 2002, Konover Property Trust, Inc. (the "Company"), through its wholly owned subsidiary Mount Pleasant KPT LLC, closed on the sale of Mount Pleasant Towne Centre, a 426,000 square foot shopping center located in Mount Pleasant, South Carolina, to DRA Advisors, Inc. for approximately $55.3 million, including the assumption of mortgage indebtedness of approximately $45.9 million. The net proceeds from the sale after transaction costs were approximately $9.1 million.

         The unaudited pro forma consolidated balance sheet as of March 31, 2002 is based on the unaudited historical financial statements of the Company after giving effect to the disposition of Mount Pleasant Towne Centre and certain adjustments as described below.

Balance Sheet Adjustments:

(a) Represents the historical unaudited consolidated balance sheet of the Company as of March 31, 2002.

(b) Represents the elimination of the historical unaudited balance sheet accounts as of March 31, 2002 of Mount Pleasant Towne Centre and the impact of the sale as described above.

                 Pro forma Consolidated Statement of Operations
                          Konover Property Trust, Inc.
                    For the Three Months Ended March 31, 2002
              (Amounts in thousands, except per share information)
                                   (Unaudited)


                                                                                             Pro Forma
                                                                                              Konover
                                                Konover Property   Mount Pleasant Towne    Property Trust,
                                                 Trust, Inc./(a)/     Centre Sale/(b)/           Inc.
                                                ------------------ ---------------------- ----------------
Revenues
     Base rents                                 $         7,914    $         (1,297)      $          6,617
     Percentage rents                                       422                 (15)                   407
     Property operating cost recoveries                   2,183                (385)                 1,798
     Other income                                           129                  48                    177
                                                ----------------------------------------------------------
         Total revenues                                  10,648              (1,649)                 8,999

Expenses
     Property operating                                   2,140                (285)                 1,855
     Real estate taxes                                    1,060                (173)                   887
     Depreciation and amortization                        2,698                   -                  2,698
     General and administrative                           1,909                   -                  1,909
     Stock compensation amortization                         44                   -                     44
     Operating loss of sold management
         business                                            84                   -                     84
     Interest, net                                        4,523                (926)                 3,597
     Equity in earnings of
         unconsolidated earnings                           (150)                  -                   (150)
                                                ----------------------------------------------------------
         Total expenses                                  12,308              (1,384)                10,924
                                                ----------------------------------------------------------

     Loss before minority interests                      (1,660)               (265)                (1,925)
         Minority interest                                   57                   -                     57
                                                ----------------------------------------------------------
     Net loss                                            (1,603)               (265)                (1,868)
         Preferred dividends                                  -                   -                      -
                                                ----------------------------------------------------------
     Loss applicable to common
         stockholders                           $        (1,603)   $           (265)      $         (1,868)
                                                ==========================================================

Earnings per common share:
     Basic                                      $         (0.05)                          $          (0.06)
                                                ==========================================================
     Diluted                                    $         (0.05)                          $          (0.06)
                                                ==========================================================

Weighted average common shares outstanding:
     Basic                                               31,767                                     31,767
                                                ==========================================================
     Diluted                                             31,767                                     31,767
                                                ==========================================================

                 Pro forma Consolidated Statement of Operations
                          Konover Property Trust, Inc.
                      For the Year Ended December 31, 2001
              (Amounts in thousands, except per share information)
                                   (Unaudited)

                                                                        Pro Forma
                                                                     Mount Pleasant
                                                Konover Property      Towne Centre       2001 Property    Konover Property
                                                 Trust, Inc./(a)/       Sale/(b)/         Disposals/(c)/    Trust, Inc.
                                                --------------------------------------------------------------------------
Revenues
     Base rents                                 $        58,265    $         (5,328)   $       (26,243)   $         26,694
     Percentage rents                                       834                 (53)              (378)                403
     Property operating cost recoveries                  13,575              (1,110)            (5,857)              6,608
     Other income                                         2,439                 179             (1,620)                998
                                                --------------------------------------------------------------------------
         Total revenues                                  75,113              (6,312)           (34,098)             34,703

Expenses
     Property operating                                  17,243              (1,078)            (9,240)              6,925
     Real estate taxes                                    7,782                (690)            (3,627)              3,465
     Depreciation and amortization                       18,505              (1,449)            (5,851)             11,205
     General and administrative                           7,950                   -                  -               7,950
     Stock compensation amortization                        845                   -                  -                 845
     Severance and other related costs                    6,099                   -                  -               6,099
     Interest, net                                       28,131              (3,623)            (9,882)             14,626
     Gain on sale of real estate                           (367)                  -                367                   -
     Adjustment to carrying value of
         property and investments                       114,755              (6,123)          (100,575)              8,057
     Abandoned transaction costs                             83                   -                (22)                 61
     Equity in losses of unconsolidated
         ventures                                         6,782                   -                  -               6,782
     Minority interest                                   (3,645)                  -                  -              (3,645)
                                                --------------------------------------------------------------------------
         Total expenses                                 204,163             (12,963)          (128,830)             62,370
                                                --------------------------------------------------------------------------

     Loss before extraordinary item                    (129,050)              6,651             94,732             (27,667)
         Extraordinary gain on early
              retirement of debt                            775                   -               (775)                  -
                                                --------------------------------------------------------------------------
     Net loss                                          (128,275)              6,651             93,957             (27,667)
         Preferred dividends                               (271)                  -                  -                (271)
                                                --------------------------------------------------------------------------
     Loss applicable to common
         stockholders                           $      (128,546)   $          6,651    $        93,957    $        (27,938)
                                                ==========================================================================

Earnings per common share:
     Basic                                      $         (4.11)                                          $          (0.89)
                                                ==========================================================================

     Diluted                                    $         (4.11)                                          $          (0.89)
                                                ==========================================================================

Weighted average common shares outstanding:
     Basic                                               31,292                                                     31,292
                                                ==========================================================================

     Diluted                                             31,292                                                     31,292
                                                ==========================================================================

            Notes to Pro forma Consolidated Statements of Operations
                          Konover Property Trust, Inc.
                             (Amounts in thousands)
                                   (Unaudited)

Basis of Presentation:

         On May 15, 2002, Konover Property Trust, Inc. (the "Company"), through its wholly owned subsidiary Mount Pleasant KPT LLC, closed on the sale of Mount Pleasant Towne Centre, a 426,000 square foot shopping center located in Mount Pleasant, South Carolina, to DRA Advisors, Inc. for approximately $55.3 million, including the assumption of mortgage indebtedness of approximately $45.9 million. The net proceeds from the sale after transaction costs were approximately $9.1 million.

         The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 are based on the unaudited financial statements of the Company after giving effect to the dispositions of the Mount Pleasant Towne Centre and certain adjustments as described below.

Statements of Operations Adjustments:

(a) Represents, the unaudited consolidated statement of operations of the Company for the three months ended March 31, 2002 and audited consolidated statement of operations for the year ended December 31, 2001.

(b) Represents the elimination of the historical unaudited statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 of Mount Pleasant Towne Centre. Other income includes management fees earned in connection with the Company's on-going management of the property.

(c) Represent the elimination of the historical unaudited statements of operations for the year ended December 31, 2001 of the 33 properties sold during 2001. The properties include the 31 property outlet portfolio sale in September 2001, the sale of the Shoreside shopping center in September 2001, and the sale of the Nashville outlet shopping center in December 2001.

General and Administrative Expenses:

         The pro forma consolidated statements of operations presented herein do not reflect planned reductions in certain indirect general and administrative costs arising from the Company's reorganization plans resulting from the sale of 33 properties in 2001.

EXHIBIT INDEX

Number    Description
---------------------

99.1 The Agreement for Purchase and Sale, dated March 15, 2002, by and between Mount Pleasant KPT LLC as seller and DRA Advisors, Inc. as buyer.

99.2 Press Release issued by the Company on May 16, 2002 regarding the completion of the sale of Mount Pleasant Towne Centre.

                          KONOVER PROPERTY TRUST, INC.
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Konover Property Trust, Inc.
                                    (Registrant)


Dated: May 29, 2002


                                    By:    /s/ Daniel J. Kelly
                                           -----------------------------


                                    Name:  Daniel J. Kelly
                                    Title: Executive Vice President,
                                           Chief Financial Officer